Notes Related to the Unaudited Interim Condensed Consolidated Statement of Financial Position - Summary of Provisions for Risks and Charges (Details) - EUR (€) € in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Detailed Information Of Financial Position [Abstract]
Provision for retirement indemnities	€ 248	€ 524	€ 652
Provisions - non-current portion	248	524	652
Restructuring provision	1,859	0	0
Provisions - current portion	€ 1,859	€ 0	€ 0